UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Soliciting Material under §240.14a-12

METROPOLITAN BANK HOLDING CORP.
(Name of Registrant as Specified In Its Charter)

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Metropolitan Bank Holding Corp.
99 Park Avenue, 4th Floor
New York, New York 10016
(212) 659-0600
April 20, 2018
Dear Stockholder:
We cordially invite you to attend the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. The Annual Meeting will be held at Convene, 101 Park Avenue (Southeast Corner of 41st Street and Park Avenue), New York, New York at 9:30 a.m., local time, on May 29, 2018.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on our operations. Certain of our directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.
The Annual Meeting is being held so that stockholders may be given the opportunity to (i) elect five directors, (ii) ratify the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2018, and (iii) approve an amendment to Metropolitan Bank Holding Corp.’s certificate of incorporation. For the reasons set forth in the Proxy Statement, the Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of our stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.
It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend personally. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. Alternatively, you may vote through the Internet or by telephone. Information and applicable deadlines for voting through the Internet or by telephone are set forth in the enclosed proxy card instructions. You may revoke your proxy at any time prior to its exercise, and you may attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted via the Internet or by telephone. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the Annual Meeting.
We thank you for your prompt attention to this matter and appreciate your support.
Sincerely,
Mark R. DeFazio
President and Chief Executive Officer

Metropolitan Bank Holding Corp.
99 Park Avenue, 4th Floor
New York, New York 10016
(212) 659-0600
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 29, 2018
Notice is hereby given that the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. (the “Annual Meeting”) will be held at Convene, 101 Park Avenue (Southeast Corner of 41st Street and Park Avenue), New York, New York, 10016 on May 29, 2018, at 9:30 a.m., local time.
A Proxy Statement for the Annual Meeting is enclosed. The Annual Meeting is for the purpose of considering and acting upon:
1.
the election of five directors;

2.
the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2018;

3.
approval of an amendment to our certificate of incorporation; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 30, 2018 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO EXECUTE THEIR PROXY WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF METROPOLITAN BANK HOLDING CORP. A WRITTEN REVOCATION OR VOTING BY PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
The Proxy Statement, Proxy Card and Annual Report are available at http://www.edocumentview.com/MCB.
By Order of the Board of Directors
Heather Quinn
Corporate Secretary
New York, New York
April 20, 2018

PROXY STATEMENT
Metropolitan Bank Holding Corp.
99 Park Avenue, 4th Floor
New York, New York 10016
(212) 659-0600
ANNUAL MEETING OF STOCKHOLDERS
May 29, 2018
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Metropolitan Bank Holding Corp. to be used at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at Convene, 101 Park Avenue (Southeast Corner of 41st Street and Park Avenue), New York, New York 10016 on May 29, 2018, at 9:30 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 20, 2018.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Metropolitan Bank Holding Corp. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.
Proxies may be revoked by sending written notice of revocation to the Secretary of Metropolitan Bank Holding Corp. at 99 Park Avenue, 4th Floor, New York, New York, 10016, delivering a later-dated proxy or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Metropolitan Bank Holding Corp. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS
Except as otherwise noted below, holders of record of Metropolitan Bank Holding Corp.’s shares of common stock, par value $0.01 per share, as of the close of business on March 30, 2018 are entitled to one vote for each share then held. As of March 30, 2018, there were 8,194,925 shares of common stock issued and outstanding.
Principal Holders
Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 30, 2018, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of our common stock. The mailing address for each of our directors and executive officers is 99 Park Avenue, 4th Floor, New York, New York 10016.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Five Percent Stockholders
Endicott Opportunity Partners IV 570 Lexington Avenue 37th Floor New York, New York 10022	641,650(2)(15)	7.83%
EJF Capital LLC 2107 Wilson Boulevard Suite 410 Arlington, Virginia 22201	417,100(3)	5.09
Directors and Nominees
Mark R. DeFazio	394,000(4)	4.81
David M. Gavrin	45,900(5)	0.56
Dale C. Fredston	1,461	0.02
David J. Gold	11,524	0.14
Mark H. Goldberg	49,355(6)	0.60
Harvey M. Gutman	5,984(7)	0.07
Terence J. Mitchell	2,900	0.04
Robert C. Patent	154,505(8)	1.89
Maria F. Ramirez	16,850(9)	0.20
William Reinhardt	4,115(10)	0.05
Robert Usdan	641,650(11)(15)	7.83
George J. Wolf, Jr.	367,905(12)	4.49
Named Executive Officers
Nick Rosenberg	18,139(13)	0.22
Karen Rojeski	9,683(14)	0.12
All directors and executive officers as a group (16 persons)	1,735,512	21.18%

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)
On a Schedule 13D filed with the Securities and Exchange Commission on November 20, 2017, Endicott Opportunity Partners IV, L.P. reported shared dispositive and voting power with respect to 641,650 shares of our common stock; Endicott Management Company reported shared dispositive and voting power with respect to 641,650 shares of our common stock; W.R. Endicott IV, L.L.C. reported shared dispositive and voting power with respect to 641,650 shares of our common stock; Wayne K. Goldstein reported shared dispositive and voting power with respect to 641,650 shares of our common stock; and Robert I. Usdan reported shared dispositive and voting power with respect to 641,650 shares of our common stock.

(3)
On a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2018, EJF Capital LLC reported shared dispositive and voting power with respect to 417,100 shares of our common stock; Emanuel J. Friedman reported shared dispositive and voting power with respect to 417,100 shares of our common stock; and EJF Sidecar Fund, Series LLC — Small Financial Equities Series reported shared dispositive and voting power with respect to 417,100 shares of our common stock.

(4)
Includes 139,140 shares held by a limited liability company over which Mr. DeFazio has voting or dispositive power, 11,475 shares of unvested restricted stock and 241,000 shares underlying stock options which are exercisable within 60 days.

(5)
Includes 1,833 shares of unvested restricted stock and 3,000 shares underlying stock options which are exercisable within 60 days.

(6)
Includes 1,833 shares of unvested restricted stock and 3,000 shares underlying stock options which are exercisable within 60 days.

(7)
Includes 1,833 shares of unvested restricted stock.

(8)
Includes 73,015 shares held by partnerships, 11,767 shares held by a corporation, 2,500 shares held by a limited liability company, and 14,445 shares held by a profit sharing plan, over each of which Mr. Patent exercises voting or dispositive power, 1,833 shares of unvested restricted stock and 3,000 shares underlying stock options which are exercisable within 60 days.

(9)
Includes 1,000 shares of unvested restricted stock and 1,000 held by Ms. Ramirez’s spouse.

(10)
Includes 1,000 shares of unvested restricted stock.

(11)
Includes 641,650 shares held by Endicott Opportunity Partners IV. Mr. Usdan is a Managing Member of Endicott Opportunity Partners IV, and as such may be deemed to have voting or dispositive power over the shares held by Endicott Opportunity Partners IV.

(12)
Includes 361,739 shares held by PASL Holding LLC over which Mr. Wolf exercises voting or dispositive power, 1,833 shares of unvested restricted stock and 3,000 shares underlying stock options which are exercisable within 60 days. Mr. Wolf is a Manager of PASL Holding LLC, and as such may be deemed to have voting or dispositive power over the shares held by PASL Holding LLC.

(13)
Includes 9,000 shares of unvested restricted stock, 520 shares held by Mr. Rosenberg’s children and 3,000 shares underlying stock options which are exercisable within 60 days.

(14)
Includes 8,055 shares of unvested restricted stock.

(15)
Does not include 272,636 shares of preferred stock which are not convertible by the holder into shares of our common stock, but are convertible by us into shares of our common stock on a one-for-one basis under certain circumstances.

Quorum
The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.
Method of Determining Votes
As to the election of directors, a stockholder may vote FOR each nominee proposed by the Board or WITHHOLD authority to vote for each nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.
As to the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2018. Shares as to which “ABSTAIN” has been selected will have no effect on the outcome of the vote.
As to the approval of the amendment to the certificate of incorporation, a stockholder may: (i) vote FOR the amendment; (ii) vote AGAINST the amendment; or (iii) ABSTAIN from voting on such amendment. The affirmative vote of a majority of the outstanding shares entitled to vote on the matter at the Annual Meeting is required for the approval of the amendment to the certificate of incorporation. Shares as to which “ABSTAIN” has been selected and broker non-votes will have the same effect of voting AGAINST the amendment.

PROPOSAL I — ELECTION OF DIRECTORS
Our Board of Directors is comprised of twelve members. Five directors will be elected at the Annual Meeting. Our Bylaws provide that directors are divided into three classes, as nearly equal in number as possible, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. However, in order to keep the number of directors in each class as nearly equal as possible, at this year’s Annual Meeting stockholders will elect four directors to serve for a three-year period and one director to serve for a one-year period. The Corporate Governance and Nominating Committee (“Governance Committee”) of the Board of Directors has nominated Mark R. DeFazio, Harvey M. Gutman, George J. Wolf, Jr. and Robert Usdan for election as directors for three-year terms, and has nominated Terence J. Mitchell for election as a director for a one-year term. The five nominees are currently directors of Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank.
The Board of Directors recommends a vote “FOR” the election of the nominees.
The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.
Name	Position(s) Held With Metropolitan Bank Holding Corp.	Age(1)	Current Term Expires
	NOMINEES
Mark R. DeFazio	President, Chief Executive Officer and Director	54	2018
Harvey M. Gutman	Director	71	2018
Terence J. Mitchell	Director	65	2018
Robert Usdan	Director	51	2018
George J. Wolf, Jr.	Director	65	2018
	CONTINUING DIRECTORS
David M. Gavrin	Chairman of the Board	83	2019
Dale C. Fredston	Director	65	2019
David J. Gold	Director	43	2019
Mark H. Goldberg	Director	72	2020
Robert C. Patent	Director	67	2020
Maria F. Ramirez	Director	69	2020
William Reinhardt	Director	71	2020
	EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael A. Guarino	Executive Vice President and Legal Counsel	64	N/A
Gerard A. Perri	Executive Vice President, Chief Operating Officer and Principal Financial Officer	62	N/A
Karen Rojeski	Executive Vice President and Chief Credit Risk Officer	63	N/A
Nick Rosenberg	Executive Vice President and Chief Technology Officer	46	N/A

(1)
As of December 31, 2017.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the

Governance Committee to determine that the person should serve as a director. Each director of Metropolitan Bank Holding Corp. is also a director of Metropolitan Commercial Bank, and if elected each nominee will be appointed as a director of Metropolitan Commercial Bank.
Nominees and Continuing Directors
Mark R. DeFazio

Director, President and Chief Executive Officer
Director Since: 1999
Mark R. DeFazio is a founding member of Metropolitan Commercial Bank, and has served as the Bank’s President since its inception in 1999. In 2002, Mr. DeFazio was appointed to the additional role of Chief Executive Officer by the Board of Directors. Prior to Metropolitan Commercial Bank, Mr. DeFazio was employed by Israel Discount Bank for 13 years, where he rose to the role of Senior Vice President and Head of Commercial Real Estate. He started his banking career in 1982 with Richmond County Savings Bank in Staten Island, New York, where he held several positions in operations, audit and real estate lending. His broad, extensive banking and real estate experience make him an invaluable asset to the Board.
David M. Gavrin

Director and Chairman
Director Since: 1999
David M. Gavrin is a Director and Chairman of the Board of Metropolitan Bank Holding Corp., and is the Chairperson of the Compensation Committee and a member of the Governance Committee. He has served as Chairman of the Board since 2004. Mr. Gavrin has been a private investor since 1989. From 1978 to 1988 he was a General Partner of Windcrest Partners, a private investment partnership in New York City, and previously served as an officer of Drexel Burnham Lambert Incorporated for 14 years. Mr. Gavrin has also been a director of other private and public companies, including Devon Energy Corp., Acardis NV, and United American Energy Corp. Mr. Gavrin received a B.S.E. from Princeton University. His expertise in investment management and investment banking, strategic planning, capital markets and other experiences as a corporate director make him a valuable contributor to the Board.
Dale C. Fredston

Director
Director Since: 2016
Dale C. Fredston is a Director and serves as Chairperson of the Governance Committee and member of the Audit Committee. She has over 30 years of experience as in-house counsel to a wide range of financial service companies. Most recently, she served as Executive Vice President and General Counsel of Sterling National Bank and its public holding company, Sterling Bancorp. Prior to joining Sterling, Ms. Fredston was Senior Vice President, General Counsel and Corporate Secretary of Bank of America’s commercial finance subsidiary. Her experience includes financing transactions, mergers and acquisitions, banking and securities law compliance, risk management, corporate governance, general corporate matters and management of litigation. Ms. Fredston received a B.A. from Wellesley College and a J.D. from the Columbia University School of Law. Her broad knowledge of legal, regulatory and compliance matters in the banking industry, as well as her financial, public company, corporate governance and risk management experience, inform the Board in these areas.
David J. Gold

Director
Director Since: 2016
David J. Gold is a Director and member of the Audit Committee. He is a partner at AdvisIRy Partners Group LLC, a consulting firm that provides strategic and capital markets advisory services to senior management of publicly-held companies. For nearly two decades, Mr. Gold was an equity analyst at a Wall Street firm. He is a Chartered Financial Analyst, as well as a member of the National Association of Corporate Directors and the CFA Institute. Separately, for nearly 20 years, Mr. Gold has been involved in real estate investments. He received a B.S. from the NYU Stern School of Business and a J.D. from the

Benjamin N. Cardozo School of Law. Mr. Gold qualifies as an Audit Committee financial expert. Mr. Gold’s financial and credit analysis experience and corporate governance expertise, as well as his capital markets experience and knowledge of the real estate industry are essential to Board oversight and deliberations.
Mark H. Goldberg

Director
Director Since: 2006
Mark H. Goldberg is a Director. He co-founded the law firm of Goldberg & Pines in September 1980 and has represented major tenants as well as numerous significant landlords. He has also represented several institutional and private lenders, such as Israel Discount Bank, Markham Mortgage Company and Columbia Capital Co. in the areas of lending, workouts and out-of-court restructurings and analyzing credit and real estate. Prior to entering private practice, Mr. Goldberg was employed by both Grand Union and Supermarkets General Corporation in their respective real estate development departments. He also worked for Overseas Shipholding Group as general counsel and for Israel Discount Bank of New York as special counsel. Mr. Goldberg received a B.A from Long Island University and a J.D. from Toledo Law School. His deep knowledge of legal aspects of real estate transactions and operations makes him a valuable contributor to the Board.
Harvey M. Gutman

Director
Director Since: 2008
Harvey M. Gutman is a Director. He has been active in real estate and retail development since 1990, and is President and Founder of Brookside Advisors, LLC, a real estate consulting and development company. Prior to founding Brookside, he served for 16 years as Senior Vice President for Retail Development at Pathmark Stores, Inc., where he was responsible for Pathmark’s retail development program including site identification, development, approval, legal and compliance, planning, design, construction and property administration. As Senior Vice President at Pathmark, Mr. Gutman was responsible for almost 10 million square feet of supermarket, distribution, office and other commercial space. For five years prior to joining Pathmark, Mr. Gutman was Director of Research at Abraham & Straus Department Stores. Mr. Gutman also currently serves as a Director of ARCTRUST, a private REIT, is a member of the International Council of Shopping Centers, and previously served on the boards of the New Jersey Food Council and the Food Industry Alliance of New York. He received a B.A. from Rutgers University and an M.B.A. from The Wharton School. Mr. Gutman’s extensive retail and real estate background and strategic planning experience provide a valuable addition to the Board.
Terence J. Mitchell

Director
Director Since: 2017
Terence J. Mitchell is a Director. He has over 40 years of experience in retail banking, and served as Executive Vice President and Chief Retail Officer of Dime Community Bank from December 2010 through his retirement in June 2016. Prior to joining Dime, Mr. Mitchell served as President of Consumer Banking of Independence Community Bank and Executive Vice President of Retail Banking at Sovereign Bank. He has a deep knowledge of the local community and market and has also served on the boards of several Brooklyn non-profit and public interest organizations. Mr. Mitchell received a B.B.A. from Iona College. His extensive retail and consumer banking experience enables important contributions to the Board.
Robert C. Patent

Director
Director Since: 1999
Robert C. Patent has been a Director of Metropolitan Bank Holding Corp. since its inception, and is a member of the Compensation and Governance Committees and Chairman of the Bank’s Loan Committee and Asset Recovery Group. He has over 45 years of experience in real estate and serves as President of Colby Capital Corporation, a private investment firm engaged in the acquisition, restructuring and financing of real estate assets. Mr. Patent served as a Director of New York Federal Savings Bank, a federally chartered thrift institution, from 1989 until its sale to Flushing Financial Corporation. Mr. Patent received a B.B.A. from The George Washington University. His prior board experience, long track record of real estate investment and knowledge of the Bank’s market provide significant expertise to the Board.
Maria Fiorini Ramirez

Director
Director Since: 2014
Maria Fiorini Ramirez is a Director and member of the Audit, Compensation and Governance Committees. She is the founder, President and Chief Executive Officer of Maria Fiorini Ramirez, Inc., an independent global economic and financial consulting firm serving both financial and non-financial clients since 1992. Prior to founding her own firm, Ms. Ramirez was Managing Director and Money Market Economist at Drexel Burnham Lambert Incorporated. She previously served as a Director for other banking companies between 1989 – 2009, including Sovereign Bancorp, Independence Community Bank and Statewide Savings Bank. Ms. Ramirez also currently serves as a director of Security Mutual Life. Ms. Ramirez received a B.A. from Pace University. Her prior board experience and deep financial and economic knowledge and expertise make her a valuable contributor to Board deliberations.
William Reinhardt

Director
Director Since: 2013
William Reinhardt is a Director and serves as the Chairperson of the Audit Committee and a member of the Compensation and Governance Committees. He has been a Senior Director of Alvarez & Marsal, a global professional services and consulting firm, since 2008, focused on financial services clients. Prior to joining Alvarez & Marsal, he was an Assistant Deputy Comptroller for Community Banks in the Northeastern District of the Office of Comptroller of the Currency, responsible for regulatory oversight over more than 200 community and regional banks as well as federal branches. Mr. Reinhardt received a B.A. from LIU Post, formerly known as C.W. Post Campus of Long Island University, and a degree from the Graduate School of Banking at the University of Wisconsin. His financial expertise, regulatory and banking experience serve to enable important contributions to Board deliberations and oversight.
Robert Usdan

Director
Director Since: 2017
Robert Usdan is a Director and a member of the Audit Committee. He is a Co-Founder and Principal of The Endicott Group, an investment management and financial advisory firm located in New York. He currently serves on the Board of Directors of American Business Bank (CA) and Radius Bancorp (MA). He previously served on the Board of Directors of TGR Financial, Inc. (FL) and Square 1 Financial, Inc. (NC). Prior to founding Endicott, from 1990 to January 1996, Mr. Usdan was an Associate Director in the Corporate Finance Group at Sandler O’Neill & Partners, L.P. Mr. Usdan received a B.A. from the University of Virginia. His experience and knowledge of corporate finance and investment strategy, as well as his experience as a director of other banks, make him a valuable contributor to the Board.
George J. Wolf, Jr.

Director
Director Since: 2001
George J. Wolf, Jr. is a Director and a member of the Compensation Committee. He is a Managing Director at Aon Risk Solutions as the co-head of the newly formed Law Firm Advisory Team. Mr. Wolf is a recognized leader in law firm management with expertise in the areas of finance and administration and is the sole member of Wolf Advisory Partners, LLC. Previously, Mr. Wolf had been Managing Director of Herrick, Feinstein since 1993. He was responsible for all financial and administrative aspects of the firm as well as growth and long range planning, and was a member of the firm’s Executive Committee. Mr. Wolf has lectured at the Practicing Law Institute, the American Bar Association, the Association of Legal Administrators, the New York City and State of New Jersey Bar Associations. He is a past president of the

Association of Legal Administrators’ New York City Chapter and has held various commercial positions in the organization. Prior to joining Herrick, Feinstein, he spent 14 years in a similar role at Webster & Sheffield and two years as a Director and Shareholder at Hildebrandt International — a worldwide leader in law firm consulting. While at Hildebrandt, Mr. Wolf was involved in a variety of economic and management issues including mergers, crisis management, restructuring, firm dissolutions and governance. Mr. Wolf received a B.S. from Villanova University. His financial, legal, administrative and strategic planning experience provides essential insights to Board deliberations.
Executive Officers Who Are Not Directors
Michael A. Guarino

Executive Vice President and Legal Counsel
Michael A. Guarino is Executive Vice President and Legal Counsel at Metropolitan Commercial Bank. He is an experienced regulatory and commercial lending attorney with 40 years of banking experience, including 25 years as in-house counsel at several banks. He joined Metropolitan Commercial Bank in 2008 after 13 years at Israel Discount Bank, where he served, among other capacities, as Deputy General Counsel, Compliance Officer, AML-BSA officer, Risk Management Liaison, CRA officer, and Assistant Secretary. Prior to Israel Discount Bank, Mr. Guarino served for 10 years in various compliance and legal capacities at First Fidelity/First Union Bank of New Jersey, and before that for eight years as Assistant Treasurer and Legal Analyst at Chase Manhattan Bank. In addition to his role as General Counsel, Mr. Guarino has led the Bank’s development of its Enterprise Risk Management program, as well as its Vendor Management process. Mr. Guarino received a B.A. from Rutgers University and a J.D. from Seton Hall Law School.
Gerard A. Perri

Executive Vice President, Chief Operating Officer and Principal Financial Officer
Gerard A. Perri is Executive Vice President, Chief Operating Officer and Principal Financial Officer at Metropolitan Commercial Bank. He joined Metropolitan Bank Holding Corp. and its wholly owned subsidiary, Metropolitan Commercial Bank, as Executive Vice President and Chief Operating Officer in December 2017. In March 2018, he was designated Principal Financial Officer. Mr. Perri previously held senior executive positions with public and private community banks in the New York area, including Executive Vice President and Chief Financial Officer of Orange Bank & Trust Company, Middletown, NY and Executive Vice President and Chief Financial Officer of Herald National Bank, New York, NY. In addition, Mr. Perri served as Executive Vice President and Chief Financial Officer with Metropolitan Commercial Bank from its founding in 1999 until 2006. Mr. Perri holds a B.A. from City University of New York and an M.B.A. from Adelphi University.
Karen Rojeski

Executive Vice President and Chief Credit Risk Officer
Karen Rojeski is Executive Vice President and Chief Credit Risk Officer at Metropolitan Commercial Bank. Ms. Rojeski joined the Bank in 2011 as Senior Vice President, Chief Credit Officer, and is responsible for quality and risk management of the loan portfolio and the management of credit risk throughout the Bank. Prior to joining Metropolitan, she was a Senior Vice President managing the special asset department at Union Savings Bank. Ms. Rojeski has over 25 years of commercial banking experience including commercial real estate lending, credit underwriting management, special asset management and loan review. Earlier in her career she held positions with Chase Manhattan Bank, Chrysler Capital Corporation and GE Credit Corporation. Ms. Rojeski received a B.A. from San Francisco State University.
Nick Rosenberg

Executive Vice President and Chief Technology Officer
Nick Rosenberg is Executive Vice President and Chief Technology Officer at Metropolitan Commercial Bank. He joined Metropolitan Commercial Bank in 2001 and has served as Executive Vice President and as the Chief Technology Officer since July 2002. He is responsible for the design, implementation and management of the Bank’s information systems; the development and execution of technology initiatives to support the Bank’s business strategies; and its third-party payments and debit sponsorship business. Prior to joining the Bank, Mr. Rosenberg served as the Technology Director of PDT Limited, a designer and manufacturer of consumer electronics products for large U.K., European and pan-Asian companies, based in Manchester, United Kingdom. He is formally accredited as a Chartered Engineer and Member of the Institute of Engineering and Technology (UK) and Institute of Electrical and Electronics Engineers (USA). Mr. Rosenberg holds a BSc from the Open University, United Kingdom and completed a postgraduate thesis in Development in Engineering and Technology.
Board Independence
The Board of Directors has determined that each of our directors, with the exception of President and Chief Executive Officer Mark R. DeFazio, is “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”). Mr. DeFazio is not independent because he is an executive officer of Metropolitan Bank Holding Corp.
Board Leadership Structure
The positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board provides guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings and presides over meetings of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. As required by the NYSE rules, the Audit, Compensation and Governance Committees are comprised solely of directors who are independent as defined by NYSE rules.
Board’s Role in Risk Oversight
The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Section 16(a) Beneficial Ownership Reporting Compliance
Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. No executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports for 2017 on a timely basis, except for one late Form 4 filed by Nick Rosenberg relating to gifts to his minor children of an aggregate of 520 shares.
Attendance at Annual Meetings of Stockholders
Metropolitan Bank Holding Corp. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts.

Communications with the Board of Directors
Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Metropolitan Bank Holding Corp., 99 Park Avenue, 4th Floor, New York, New York 10016, Attention: Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
Committees of the Board of Directors
We conduct business through meetings of our Board of Directors and its committees. The Boards of Directors of the Company and the Bank have established standing committees discussed below.
Standing Committees of the Company’s Board.   The standing committees of the Company include an Audit Committee, Compensation Committee, and a Corporate Governance and Nominating Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. The follow table provides information regarding these three committees.
Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee**
Dale C. Fredston	X		X*
David M. Gavrin		X*	X
David J. Gold	X
Mark H. Goldberg
Harvey M. Gutman
Terence J. Mitchell
Robert C. Patent		X	X
Maria F. Ramirez	X	X	X
William Reinhardt	X*	X	X
Robert Usdan	X
George J. Wolf, Jr.		X
Number of Meetings in 2017	4	11	0

*
Denotes Chairperson.

**
New Committee as of October 2017.

Standing Committees of the Bank’s Board.   The standing committees of the Bank on which members of the Board sit include an Operational Risk Management Committee, Asset/Liability Management Committee (“ALCO”), Asset Recovery Group Committee and Loan Committee. The following table provides information regarding these committees.
Director	Operational Risk Management Committee	ALCO Committee	Asset Recovery Group Committee	Loan Committee**
Mark R. DeFazio	X	X	X	X
Dale C. Fredston	X
David M. Gavrin		X*
David J. Gold			X	X
Mark H. Goldberg
Harvey M. Gutman	X		X
Terence J. Mitchell	X	X
Robert C. Patent			X*	X*
Maria F. Ramirez		X
William Reinhardt	X*	X	X	X
Robert Usdan		X
George J. Wolf, Jr.	X
Number of Meetings in 2017	4	4	5	45

*
Denotes Chairperson.

**
Denotes permanent members of the Committee — additional members rotate quarterly.

Our Board of Directors may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents.
Audit Committee.   The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of our financial statements, compliance with legal and regulatory requirements that may have a material impact on the Company’s financial statements, the independent auditors’ qualifications and independence, and the performance of our internal audit and financial risk assessment function and independent auditors. The Audit Committee has adopted a written charter that among other things, specifies the scope of its authority and responsibilities. Among other things, the Audit Committee:
•
appoints, evaluates and determines the compensation of our independent auditors;

•
reviews and approves the scope of the annual audit, audit fees and financial statements;

•
reviews disclosure controls and procedures, internal controls, internal audit function and corporate policies with respect to financial information;

•
oversees investigations into complaints concerning financial matters, if any; and

•
annually reviews the Audit Committee charter and the committee’s performance.

The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from and receive appropriate funding to engage outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.
The Audit Committee is composed solely of members who satisfy the applicable independence and other requirements of the SEC and the NYSE for Audit Committees and at least one of its members is an “audit committee financial expert.”

Compensation Committee.   The Compensation Committee is responsible for discharging the Board of Directors’ responsibilities relating to compensation of the executives and directors. The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its authority and responsibilities. Among other things, the Compensation Committee:
•
evaluates compensation strategies;

•
reviews and approves objectives relevant to executive officer compensation;

•
evaluates performance and recommends the compensation of the Chief Executive Officer and other executive officers in accordance with those objectives;

•
reviews and oversees compensation;

•
recommends to the Board of Directors, in consultation with the Governance Committee, compensation for directors;

•
prepares the Compensation Committee report, if required by SEC rules, to be included in our annual report; and

•
annually reviews the Compensation Committee charter and the committee’s performance.

The Compensation Committee is composed solely of members who satisfy the applicable independence requirements of the SEC and the NYSE.
Corporate Governance and Nominating Committee.   The Corporate Governance and Nominating Committee (“Governance Committee”) is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors. In addition, the Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to our Board of Directors concerning governance matters. The Governance Committee has adopted a written charter that, among other things, specifies the scope of its authority and responsibilities. Among other things, the Governance Committee:
•
identifies qualified individuals to be directors consistent with the criteria approved by the Board of Directors and recommending director nominees to the full Board of Directors;

•
reviews the structure of the committees of the Board of Directors;

•
develops and recommends procedures for reviewing stockholder recommendations for director nominees;

•
develops the Company’s code of business conduct and ethics;

•
oversees management succession planning;

•
leads the Board of Directors in its annual performance review;

•
recommends to the Board of Directors, in consultation with the Compensation Committee, compensation for directors;

•
reviews related party transactions as required;

•
develops and recommends corporate governance guidelines; and

•
annually reviews the Corporate Governance and Nominating Committee’s charter and the committee’s performance.

The Governance Committee is composed solely of members who satisfy the applicable independence requirements of the SEC and the NYSE.
Code of Ethics
Our Board of Directors has adopted a code ethics (our “Code of Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Ethics is available upon written request to Corporate Secretary, Metropolitan Bank Holding Corp., 99 Park Avenue, New York, New York 10016.

If we amend or grant any waiver from a provision of our Code of Ethics that applies to our executive officers, we will publicly disclose such amendment or waiver on our website and as required by applicable law, including by filing a Current Report on Form 8-K.
Audit Committee Report
The Audit Committee has issued a report that states:
•
We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2017;

•
We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•
We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Metropolitan Bank Holding Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
William Reinhardt (Chair)
Dale C. Fredston
Maria Fiorini Ramirez
David J. Gold
Robert Usdan

Executive Officer Compensation
Summary Compensation Table.   The following table sets forth the total compensation paid to Mark R. DeFazio, who served as principal executive officer of Metropolitan Bank Holding Corp. during 2017 and the total compensation paid to our two other most highly compensated executive officers who earned total compensation in excess of  $100,000 for 2017. Each individual listed in the table below is referred to as a named executive officer.
	Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Mark R. DeFazio Director, President and Chief Executive Officer	2017	700,000	800,000		58,637	1,588,637
	2016	700,000	150,000	150,003	55,436	1,055,439
Nick Rosenberg Executive Vice President and Chief Technology Officer	2017	278,099	150,000		42,818	470,917
	2016	264,856	50,000	63,000	40,632	418,488
Karen Rojeski Executive Vice President and Chief Credit Risk Officer	2017	248,034	166,122		31,309	445,465
	2016	238,493	85,160	85,155	30,511	439,319

(1)
These amounts represent the aggregate grant date fair value for outstanding restricted stock awards granted during the year, computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of restricted stock are described in Note 12 of the Notes to the Consolidated Financial Statements included in Metropolitan Bank Holding Corp.’s Annual Report on Form 10-K.

(2)
The compensation represented by the amounts for 2017 set forth in the All Other Compensation column which exceeded $10,000 for the Named Executive Officers is detailed in the following table:

All Other Compensation
Name	Medical, dental and vision insurance premiums ($)	Long-term disability and life insurance premiums ($)	Accidental death and dismemberment insurance premiums ($)	Prepaid transit ($)	401(k) matching ($)	Total all other compensation ($)
Mark R. DeFazio	33,999	702	108	15,780	8,048	58,637
Nick Rosenberg	33,999	1,134	83	780	6,822	42,818
Karen Rojeski	23,294	1,134	63	780	6,038	31,309
Employment agreement.   Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank entered into an employment agreement with Mark R. DeFazio effective as of July 27, 2016. The agreement has an initial term of three years and the agreement automatically renews on a daily basis so that the remaining term will always be three years, unless a notice is provided to the executive that the agreement will not renew. The current base salary for Mr. DeFazio is $700,000. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs, benefit plans applicable to executive employees and automobile benefits. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.
Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns for good reason (as defined in the agreement) during the term of the agreement, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to three times the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which such termination occurred. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.
In the event of a change in control of Metropolitan Commercial Bank or Metropolitan Bank Holding Corp., the executive would be entitled to a severance payment in the form of a cash lump sum equal to three times the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which such termination occurred. In addition, in the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns for good reason (as defined in the agreement) in connection with or following a change in control, the executive would become fully vested in any outstanding unvested equity or equity-based awards. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.
In the event of a disability (as defined in the applicable disability insurance policies), the executive shall receive benefits under any short-term or long-term disability plans maintained by Metropolitan Commercial Bank. In the event of a short-term disability, the executive shall pay to Metropolitan Bank Holding Corp. any amounts he receives as short-term disability payments from the short-term disability insurance policy and Metropolitan Bank Holding Corp. shall continue to compensate the executive, in the full amount owing to executive, as if executive had not suffered a disability. In the event of a long-term disability, the executive shall pay to Metropolitan Bank Holding Corp. any amounts he receives as long-term disability payments from the long-term disability insurance policy and Metropolitan Bank Holding Corp. shall continue to compensate the executive, in the full amount owing to executive, as if executive had no suffered a disability, for a period of thirty (30) days. Within thirty (30) days of the date of such disability, the executive would be entitled to a payment in the form of a cash lump sum equal to three times the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which such disability occurred. In addition, the executive would become fully vested in any outstanding unvested equity awards.
In the event of the executive’s death, the executive’s estate will be entitled to a payment, within thirty (30) days of the date of death, in the form of a cash lump sum equal to the amount of earned but unpaid base salary and benefits, three times the executive’s base salary and an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which such death occurred. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.
Upon the voluntary termination of the executive’s employment without good reason, the executive shall be subject to certain restrictions on his ability solicit employees of Metropolitan Commercial Bank and Metropolitan Bank Holding Corp. for a period of one year following the date of termination of employment.
Karen Rojeski and Nick Rosenberg are not parties to any employment agreement or change in control agreement with either Metropolitan Bank Holding Corp. or Metropolitan Commercial Bank.
1999 Stock Option Plan.   Our stockholders approved the MetBank Holding Corp. 1999 Stock Option Plan (the “1999 Stock Option Plan”) to provide officers, employees, directors, and consultants of Metropolitan Bank Holding Corp. with additional incentives to promote the growth and performance of Metropolitan Bank Holding Corp. The 1999 Stock Option Plan authorized the grant of up to 200,000 incentive stock options or non-qualified stock options. Since June 22, 2009, stock options may no longer be granted under the 1999 Stock Option Plan.
2009 Equity Incentive Plan.   In 2009, our stockholders approved the Metropolitan Bank Holding Corp. 2009 Equity Incentive Plan (the “2009 Equity Incentive Plan”) to provide officers, employees, directors, consultants and advisors of Metropolitan Bank Holding Corp. and its affiliates with additional incentives to promote the growth and performance of Metropolitan Bank Holding Corp. Awards may be granted under the 2009 Equity Incentive Plan until May 18, 2019, which is the tenth anniversary of the plan.

The 2009 Equity Incentive Plan initially authorized the issuance or delivery to participants of up to 123,000 shares of our common stock pursuant to grants of restricted shares, incentive stock options, non-qualified stock options, stock appreciation rights and restricted share units. At the 2013 Special Meeting of Stockholders, the authorized shares under the plan were increased by 300,000. Additionally, at the 2016 Annual Meeting of Stockholders, the authorized shares under the plan were increased by 760,000. Accordingly, the total number of shares of common stock currently authorized under the 2009 Equity Incentive Plan is 1,183,000.
The 2009 Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee has full and exclusive power within the limitations set forth in the 2009 Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; and interpreting and otherwise construing the 2009 Equity Incentive Plan.
Our employees and directors are eligible to receive awards under the 2009 Equity Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, restricted shares, stock appreciation rights and restricted share units. The exercise price of options granted under the plan may not be less than the fair market value on the date the stock option is granted. Stock options are either “incentive” stock options or “non-qualified” stock options; however, non-employees may not be granted “incentive” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. All awards under the 2009 Equity Incentive Plan are subject to vesting conditions and, which may include time-based and/or performance-based vesting requirements, restrictions as determined by the Compensation Committee and set forth in a recipient’s award agreement.
Executive Annual Incentive Plan.   The plan provides structured annual bonuses to key management personnel for their contributions to achieving strategic organizational objectives of Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank. Effective January 1, 2017, Metropolitan Commercial Bank implemented the Executive Annual Incentive Plan and participants’ bonuses will be determined based on bank-wide performance measurements, including, but not limited to, earnings per share, tangible book value, net income, efficiency ratio and return on average equity. The amount of a bonus will be based on a percentage of a participant’s base salary to the extent performance measurements are satisfied. At the end of each fiscal year, the Compensation Committee will calculate the amount of the award. Bonuses, if any, will be paid within 75 days of the close of the fiscal year end in cash, common stock of Metropolitan Bank Holding Corp., provided such shares are granted under the 2009 Equity Incentive Plan, or in a combination of cash and common stock of Metropolitan Bank Holding Corp. For the fiscal year ended December 31, 2017 and 2016, no amounts were paid under this plan.

Outstanding equity awards at fiscal year end
The following table shows stock options and unvested restricted stock outstanding for each of our Named Executive Officers as of December 31, 2017.
	Option Awards(1)				Stock Awards(1)
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Fair value of shares or units of stock that have not vested ($)
Mark R. DeFazio	10,000	—	30.00	12/04/2018	1,000(2)	42,100
	57,000	—	18.00	10/22/2023	5,000(3)	210,500
	74,000	—	18.00	12/02/2023	7,143(4)	300,720
	30,000	—	18.00	03/18/2024
	70,000	—	18.00	06/01/2025
Nick Rosenberg	3,000	—	30.00	12/04/2018	1,000(5)	42,100
					3,000(3)	126,300
					3,000(6)	126,300
					3,000(4)	126,300
Karen Rojeski					666(5)	28,039
					2,000(3)	84,200
					2,000(6)	84,200
					4,055(4)	170,716

(1)
All equity awards noted in this table were granted pursuant to the 2009 Equity Incentive Plan, which was approved by stockholders on May 18, 2009, and represent all awards held at December 31, 2017 by the Named Executive Officers.

(2)
Shares of restricted stock granted on February 14, 2014 and vest at a rate of 33.3% per year commencing on December 31, 2016.

(3)
Shares of restricted stock granted on January 1, 2015 and vest at a rate of 33.3% per year commencing on January 1, 2018.

(4)
Shares of restricted stock granted on March 1, 2017 and vest at a rate of 33.3% per year commencing on March 1, 2020.

(5)
Shares of restricted stock granted on December 31, 2013 and vest at a rate of 33.3% per year commencing on December 31, 2016.

(6)
Shares of restricted stock granted on January 1, 2016 and vest at a rate of 33.3% per year commencing on January 1, 2019.

Director compensation
The following table sets forth information regarding the compensation paid to our non-employee directors for the fiscal year ended December 31, 2017. Mr. DeFazio does not receive any additional compensation for service on our Board of Directors and Metropolitan Commercial Bank’s Board of Directors.
Name(1)	Fees earned or paid in cash ($)	All Other Compensation ($)	Total ($)
Dale C. Fredston	74,500	—	74,500
David M. Gavrin	111,004	—	111,004
David J. Gold(2)	113,000	—	113,000
Mark H. Goldberg	56,500	—	56,500
Harvey M. Gutman	83,000	—	83,000
Terence J. Mitchell	11,500	—	11,500
Robert C. Patent(2)	124,500	—	124,500
William Reinhardt(2)	141,500	—	141,500
Maria F. Ramirez	68,500	—	68,500
Robert Usdan	10,000	—	10,000
George J. Wolf, Jr.	60,500	—	60,500

(1)
As of December 31, 2017, the directors listed had no unvested stock options. At that same date, directors Gavrin, Goldberg, Gutman, Patent and Wolf each had 2,333 unvested shares of restricted stock, directors Ramirez and Reinhardt each had 1,500 unvested shares of restricted stock, and directors Fredston, Gold, Mitchell and Usdan had no unvested shares of restricted stock.

(2)
These were the permanent members of the Loan Committee of the Bank which met 45 times in 2017.

Director fees
Fees Paid In 2017
For the year ending December 31, 2017, non-executive board members of the Company received fees for board and committee meetings attended in person or by telephone. Board members received $2,000 for each Board meeting, $2,000 for Audit Committee meetings and $1,500 for all other committee meetings attended. Additionally, Mr. Gavrin received an annual retainer of  $50,000 for his service as Chairman of the Board.
Fees to Be Paid In 2018
For the year ending December 31, 2018, non-executive directors will each receive an annual retainer of $40,000. For 2018, this entire retainer will be paid in the form of Metropolitan Bank Holding Corp. common stock. Non-executive directors will also receive the following fees for their service as chairperson of the board and committees of the board. For 2018, all of the directors’ chairperson retainers will be paid in the form of cash.
Chair	Retainer
Board Chair	$50,000
Compensation Committee Chair	15,000
Audit Committee Chair	50,000
ORM Committee Chair	25,000
Governance Committee Chair	15,000
ARG Committee Chair	5,000
Loan Committee Chair	10,000

In addition, in 2018, non-executive directors will each receive the following fees for each committee meeting attended in person or by telephone.
Committee Meeting	Fee
Audit Committee	$2,500
Compensation Committee	2,000
Governance Committee	2,000
ARG Committee	2,000
Loan Committee	2,000
ORM Committee	2,000
ALCO Committee	2,000
Compensation Committee Interlocks and Insider Participation
The Board of Directors has established a Compensation Committee, which has been charged with overseeing the Company’s executive compensation practices. Members of the Board who served on the Compensation Committee during 2017 were directors Gavrin, Patent, and Reinhardt. No relationships required to be reported under the rules promulgated by the Securities and Exchange Commission regarding compensation interlocks exist with respect to members of the Compensation Committee. Members of the Compensation Committee, or their affiliates, have engaged in loan and/or deposit transactions with the Bank.
Policies and procedures regarding related party transactions
Transactions by the Company or Metropolitan Commercial Bank with related parties are subject to certain regulatory requirements and restrictions, including the Federal Reserve Board’s Regulation W (which governs certain transactions by Metropolitan Commercial Bank with its affiliates) and the FRB’s Regulation O (which governs certain loans by Metropolitan Commercial Bank to its executive officers, directors and principal stockholders, and their related interests).
Under applicable SEC and NYSE rules, related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Related parties of the Company include directors (including nominees for election as directors), executive officers, five percent stockholders and the immediate family members of these persons. Related party transactions will be referred for approval or ratification to our Governance Committee. In determining whether to approve a related party transaction, the Governance Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies.
Transactions with Related Persons
The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by the Bank to our executive officers and directors in compliance with federal banking regulations. The Bank has engaged, and expects to engage in the future, in banking transactions in the ordinary course of business with directors, officers, principal stockholders and their associates and/or immediate family members, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not related to us and that do not involve more than the normal risk of collectability or present other unfavorable features. As of the date of this proxy statement, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans.
At December 31, 2017, the aggregate amount of extensions of credit to our directors, executive officers, principal stockholders and their associates was $780,000, or approximately 0.04% of total equity.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our independent registered public accounting firm for the year ended December 31, 2017 and 2016 was Crowe Horwath LLP.
The Audit Committee of Metropolitan Bank Holding Corp. has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the year ending December 31, 2018, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Crowe Horwath LLP for the year ending December 31, 2018.
A representative of Crowe Horwath LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.
Even if the engagement of Crowe Horwath LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Metropolitan Bank Holding Corp. and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the years ended December 31, 2017 and 2016.
	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees	$341,612	$254,690
Audit-Related Fees	252,500	5,000
Tax Fees	—	—
All Other Fees	—	9,190
Audit Fees.   The aggregate fees billed to us for professional services rendered for the audit of our consolidated financial statements and for review of interim financial information contained in the quarterly reports on Form 10-Q, and other regulatory reporting were $341,612 and $254,690 during the years ended December 31, 2017 and 2016, respectively. Fees for 2017 were impacted by our initial public offering which was completed in November 2017.
Audit Related Fees.   The aggregate fees for service associated with SEC registration statements or other documents filed in connection with securities offerings, including comfort letters, consents and assistance with review of documents filed with the SEC were $252,500 and $5,000 during the years ended December 31, 2017 and 2016, respectively. Our Audit Related Fees are expected to increase as a result of becoming a public company following the completion of our initial public offering on November 10, 2017.
Tax Fees.   There were no fees billed to us by Crowe Horwath LLP for professional services rendered for tax preparation, tax consultation or tax compliance during the years ended December 31, 2017 and 2016.
All Other Fees.   There were no other fees billed to us by Crowe Horwath LLP during the years ended December 31, 2017 and 2016.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered and services performed in connection with our initial public offering, was compatible with maintaining the independence of Crowe Horwath LLP. The Audit Committee concluded that performing such services did not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Crowe Horwath LLP.
The Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as independent registered public accounting firm for the year ending December 31, 2018.

PROPOSAL III — APPROVAL OF AN AMENDMENT TO
OUR CERTIFICATE OF INCORPORATION
The Board of Directors recommends approval of an amendment to Article 4 of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from ten million (10,000,000) shares to twenty-five million (25,000,000) shares. If approved by the stockholders, the first sentence of Article 4 of the Company’s Certificate of Incorporation would be amended to read as follows:
FOURTH:   The aggregate number of shares which the Corporation shall have authority to issue is Thirty-Two Million (32,000,000), of which Twenty-Five Million (25,000,000) shares shall be Common Stock, par value one cent ($0.01) per share; Five Million (5,000,000) shares shall be Class A Preferred Stock, par value one cent ($0.01) per share; and Two Million (2,000,000) shares shall be Class B Preferred Stock, par value one cent ($0.01) per share.
The Board of Directors believes that the proposed increase in authorized shares of Common Stock is in the best interest of the Company and its stockholders. The additional authorized shares would be available for issuance from time to time at the discretion of the Board of Directors, without further stockholder action except as may be required for a particular transaction by law, or other agreements and restrictions. The shares would be issuable for any proper corporate purpose, including stock splits and dividends and capital-raising transactions and future acquisitions. The Company does not have specific plans or intentions with respect to capital raising initiatives or acquisition transactions, or any other use of the authorized but unissued Common Stock.
As of December 31, 2017, the Company had 8,196,310 shares of Common Stock issued and outstanding. As of that same date, the Company also had (i) 271,500 shares of Common Stock issuable upon the exercise of outstanding stock options at a weighted average exercise price of  $19.97 per share (271,500 shares of which are currently exercisable), (ii) 823,629 shares of our Common Stock reserved for issuance in connection with restricted stock awards, restricted stock unit awards, and stock options available for issuance under our 2009 Equity Incentive Plan as of December 31, 2017; and (iii) 272,636 shares of our Common Stock issuable under certain circumstances upon conversion by us, not the holder, of the Class B Preferred Stock.
If additional shares of Common Stock are issued by the Company, it may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of Common Stock has not been proposed in connection with any anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts by anyone to obtain control of the Company. Additionally, the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing stockholders.
The affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to approve the proposed amendment. Abstentions and broker non-votes, if any, will have the same effect as shares voted against the Proposal.
The Board of Directors recommends a vote “FOR” the approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock.

STOCKHOLDER PROPOSALS
To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Metropolitan Bank Holding Corp.’s executive office, 99 Park Avenue, 4th Floor, New York, New York 10016, no later than December 21, 2018, the 120th day prior to the anniversary date of this proxy statement. If next years’ annual meeting is held on a date that is 30 days or more from May 29, 2019, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
In order to be considered at next year’s annual meeting of stockholders, but not included in proxy materials, a stockholder nomination for director or proposal to take action at such meeting must be received by the Secretary of Metropolitan Bank Holding Corp. at the principal executive office of Metropolitan Bank Holding Corp. by no later than the close of business on December 31, 2018, which is the 110th day prior to the anniversary date of this proxy statement, and not earlier than the close of business on December 21, 2018, the 120th day prior to the anniversary date of this proxy statement; provided, that if the date of the annual meeting is advanced more than 30 days prior to May 29, 2019, such written notice shall be timely if delivered or mailed to and received by the Secretary of Metropolitan Bank Holding Corp. at the principal executive office of Metropolitan Bank Holding Corp. not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the books of Metropolitan Bank Holding Corp. and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
A notice with respect to director nominations must include: (i) A statement that the writer is a stockholder and is proposing a candidate for consideration by the Corporate Governance and Nominating Committee; (ii) A statement from the candidate that they will be willing to serve as a director if elected; (iii) The name and address of the stockholder as they appear on the Company’s books, the class or series and number of shares and the length of holding period of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required); (iv) A representation as to whether such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice; (v) The name, age, address and contact information for the candidate, and the class or series and number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided); (vi) A description of any and all arrangements or understandings between the proposing stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (vii) A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Company’s Board of Directors; (viii) A statement of the candidate’s assets and liabilities as of the end of the past five fiscal years, together with related statements of income and source or application of funds, prepared in accordance with generally accepted accounting principles, and an interim statement; (ix) A notarized certification from the candidate regarding whether the candidate has been the subject of certain legal or administrative proceedings, bankruptcies, judgments, or orders, as described in the Company’s Bylaws; (x) A description of any material pending legal or administrative proceedings involving the candidate; and (xi) Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

Nothing in this Proxy Statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.
OTHER MATTERS
The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.
MISCELLANEOUS
The cost of solicitation of proxies will be borne by Metropolitan Bank Holding Corp. Metropolitan Bank Holding Corp. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Metropolitan Bank Holding Corp. may solicit proxies personally or by telephone without additional compensation. Our 2017 Annual Report to Stockholders is included with this Proxy Statement. Any stockholder may obtain a copy of the Annual Report on Form 10-K through our website, by calling us or writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.
Investor Relations
Metropolitan Bank Holding Corp.
99 Park Avenue, 4th Floor
New York, New York 10016
Phone: (212) 365-6721
IR@metropolitanbankny.com
BY ORDER OF THE BOARD OF DIRECTORS
Heather Quinn
Corporate Secretary
New York, New York
April 20, 2018

Metropolitan Bank Holding

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., New York Time, on May 29, 2018.

Vote by Internet

- Go to **http://www.investorvote.com/MCB**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Withhold
01 - Mark R. DeFazio (three years)	☐	☐
02 - Harvey M. Gutman (three years)	☐	☐
03 - George J. Wolf, Jr. (three years)	☐	☐
04 - Robert Usdan (three years)	☐	☐
05 - Terence J. Mitchell (one year)	☐	☐

Proposal	For	Against	Abstain
2. Ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2018.	☐	☐	☐
3. Approve amendment to Certificate of Incorporation.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

5 2 D V

02T1ZC

2018 Annual Meeting Admission Ticket

2018 Annual Meeting of
Metropolitan Bank Holding Corp. Stockholders
Tuesday, May 29, 2018, 9:30am Local Time
Convene
101 Park Avenue, New York, New York 10016
Upon arrival, please present this admission ticket
and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Metropolitan Bank Holding

Proxy — Metropolitan Bank Holding Corp.

Notice of 2018 Annual Meeting of Stockholders

Convene, 101 Park Avenue, New York, New York 10016
Proxy Solicited by Board of Directors for Annual Meeting — May 29, 2018

David Gavrin, Maria Fiorini Ramirez, William Reinhardt, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. to be held on May 29, 2018 or at any postponement or adjournment thereof.

This proxy is revocable and will be voted as directed by the stockholder. If no such directions are indicated, this proxy, properly signed and dated, will be voted FOR the five nominees for director, FOR item 2 and FOR item 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE AND “FOR” EACH PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at:
http://www.edocumentview.com/MCB.

(Items to be voted appear on reverse side.)

Metropolitan Bank Holding

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - Mark R. DeFazio (three years)	☐	☐
02 - Harvey M. Gutman (three years)	☐	☐
03 - George J. Wolf, Jr. (three years)	☐	☐
04 - Robert Usdan (three years)	☐	☐
05 - Terence J. Mitchell (one year)	☐	☐

+

	For	Against	Abstain
2. Ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2018.	☐	☐	☐
3. Approve amendment to Certificate of Incorporation.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

02T20C

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Metropolitan Bank Holding

Proxy — Metropolitan Bank Holding Corp.

Notice of 2018 Annual Meeting of Stockholders

Convene, 101 Park Avenue, New York, New York 10016
Proxy Solicited by Board of Directors for Annual Meeting — May 29, 2018

David Gavrin, Maria Fiorini Ramirez, William Reinhardt, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. to be held on May 29, 2018 or at any postponement or adjournment thereof.

This proxy is revocable and will be voted as directed by the stockholder. If no such directions are indicated, this proxy, properly signed and dated, will be voted FOR the five nominees for director, FOR item 2 and FOR item 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE AND "FOR" EACH PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at:
http://www.edocumentview.com/MCB.

(Items to be voted appear on reverse side.)